UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          October 27, 2004

CNA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNA Center, Chicago, Illinois	60685

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code          (312)822-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 27, 2004, Registrant issued a press release announcing that Brenda J. Gaines joined its Board of Directors, effective October 27, 2004. Ms. Gaines will serve on the board’s Audit, Executive and Finance Committees. The press release is furnished as exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit No.	Description
99.1	CNA Financial Corporation press release, issued October 27, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA FINANCIAL CORPORATION
(Registrant)

Date October 28, 2004	/s/ Lawrence J. Boysen

(Signature)*
By: Lawrence J. Boysen
*Print name and title of the signing officer under his signature.	Its: Acting Chief Financial Officer